Exhibit 32.4
CERTIFICATION
Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report on Form 10-K of Healthcare Trust of America Holdings, LP, or the Company, for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof, or the Report, I, Robert A. Milligan, Chief Financial Officer of Healthcare Trust of America, Inc., general partner of Healthcare Trust of America Holdings, LP, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(i) the Report fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Robert A. Milligan
Robert A. Milligan
Chief Financial Officer of Healthcare Trust of America, Inc., general partner of Healthcare Trust of America Holdings, LP
Date: February 23, 2015